UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

ViewCast.com, Inc.

(Exact name of registrant as specified in its charter)

0-29020

(Commission File Number)

Delaware	75-2528700
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3701 W. Plano Parkway, Suite 300

Plano, Texas 75075

(Address of principal executive offices, with zip code)

(972) 488-7200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 30, 2013 and in additional meetings subsequent to that date, ViewCast.com, Inc. will utilize a presentation for discussion of ViewCast and its business. A copy of the presentation regarding this matter is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1. Presentation issued July 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewCast.com, Inc.

Date: July 30, 2013	By:	/s/ David W. Brandenburg
David W. Brandenburg
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation dated July 30, 2013